--------------------------------------------------------------------------------
HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Premier Portfolio

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 26, 2002

Dear Shareholder:

This report discusses the investment results, market activity and outlook for Alliance Select Investor Series Premier Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital through all market conditions. The Portfolio invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards, and leverage. The Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets. This fund is designed for the sophisticated investor who appreciates both the potential and risk of the Portfolio's investment strategies.

Investment Results

The following table provides performance data for the Portfolio and its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended October 31, 2002.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Select
Investor Series
Premier Portfolio
Class A                                                      -16.72%     -19.04%
--------------------------------------------------------------------------------
Class B                                                      -17.07%     -19.62%
--------------------------------------------------------------------------------
Class C                                                      -17.07%     -19.62%
--------------------------------------------------------------------------------
Russell 1000
Growth Index                                                 -17.87%     -19.62%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

Additional investment results appear on pages 7-11.

For the 12-month period under review, the Portfolio basically performed in line with its benchmark. Specifically, stocks that helped performance during the 12 months were UnitedHealth Group, Inc., Kohl's Corp., Viacom, Inc., MBNA Corp. and Medtronic, Inc. Stocks that hurt performance included Tyco International, Ltd., Comcast Corp., Baxter International, Inc., Intel Corp., General Electric Co. and Home Depot, Inc.

During the six-month period ended October 31, 2002, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The main reasons for the Portfolio's outperformance versus its benchmark were the Portfolio's relative underweighting in technology holdings and favorable stock picking in the health care service sector.

During the six-month period ended October 31, 2002, the Portfolio's technology weighting was approximately 15% versus the benchmark's weighting of approximately 25%. We underweighted the technology sector because of weak corporate and consumer demand for PCs, handsets and networking equipment. Valuations for technology stocks remained high and visibility limited. The recovery in technology continues to be pushed back. Microsoft Corp., due to its dominance in software, strong new product cycle and strong balance sheet, and Nokia Corp., due to its dominance in the handset market, new products and valuation, were the Portfolio's largest technology holdings.

Some of the Portfolio's top performing holdings during the past six months included Well Point Health Networks, Inc., UnitedHealth Group, Inc., Medtronic, Inc., Anheuser-Busch Cos., Inc., Harley-Davidson, Inc. and The Proctor and Gamble Co. Some of the Portfolio's largest holdings that detracted from performance during the most recent six months were Intel Corp., Target Corp., Home Depot, Inc., and Baxter International, Inc. Baxter has been eliminated from the Portfolio. Intel, Target, and Home Depot continue to be held in the Portfolio primarily as a result of their attractive valuations.

In the health care sector, managed care stocks such as UnitedHealth Group, Inc. and WellPoint Health Networks, Inc. continued to outperform the broader market as strong premium growth outpaced medical costs. The demographics in the U.S. should accelerate growth in the health care sector for years to come. Outside of the health care service stocks, Johnson & Johnson benefited from the


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

introduction of a new product, specifically a drug-coated stent that reduces restenosis (the re-narrowing of the artery). Medtronic, Inc. is returning to its old form as new products should drive revenue growth in the future.

Other large sectors in which the Portfolio has invested are financials and consumer. The Portfolio's large overweight investment in financials (25% versus 10% for the index) reflects a combination of attractive valuations of between 8x to 12x the price-to-earnings (P/E) multiples and strong fundamental growth.
The Portfolio's three largest consumer financial holdings--Citigroup, Freddie Mac, and MBNA Corp.--just reported mid-teens earnings growth and they are valued at only 9x to 12x P/E multiples. Brokerage stocks, specifically the Portfolio's holdings in Citigroup and Merrill Lynch & Co., suffered during the period due to ongoing investigations by state attorney generals into their operations, fragile market conditions in the investment banking area and weak trading activity.

In the consumer sector, the Portfolio has benefited from an overweight position in retail stocks. While the economy entered a recession in the last year, the consumer, driven by strong home mortgage refinancings, has continued to spend. This spending has helped retailers post favorable sales. The Portfolio's largest retail holdings include Kohl's Corp. and Wal-Mart Stores, Inc. Drug retailer Walgreen Co. benefited from strong prescription trends and a move to more generic prescriptions. Also in the consumer sector, media and advertising stocks saw a temporary reprieve as major U.S. networks reported a strong rebound in advertising. The strongest demand came from movie studios, automobile makers, retailers, fast food companies and drug companies. The Portfolio's largest consumer holding, Viacom, Inc., outperformed its peers as its President and COO stated that the media conglomerate is seeing improvement across its holdings, which range from television stations to billboards and radio.

The Year in Review

Volatility remained high over the past year. U.S. equity markets rallied strongly in the months following the September 11 attacks, only to decline to near or below the post-September 11 lows by the end of the fiscal year. Worries over the health of corporate profits and an onslaught of disappointing profit forecasts from companies set the stage for a challenging environment for investors. Questionable accounting at WorldCom, escalating violence in the Middle East, worries about domestic security and a weakening dollar compounded what some deem a crisis in confidence in U.S. investing. Many market participants exited volatile sectors such as technology, opting for the traditionally safe havens such as utilities and gold, which hit their highest levels in more than two years.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

The U.S. economy navigated on its own course however, further widening the growing disparity between Wall Street and Main Street; the economy continues to gather steam while the stock market is still trying to gain traction. The real estate market remained hot with housing starts in May posting the largest gains in nearly seven years. Manufacturing also reported strong figures with inventory levels reaching two-year lows. Consumer resilience remained apparent as confidence and income figures remained strong. The end of the fiscal year, however, revealed a drop in consumer spending, prompting some concerns that the effects of the slumping stock market may be spilling over and creating cautious sentiment.

Market Environment and Outlook

Despite the negative sentiment in the marketplace and the current concerns of a double-dip recession, we continue to believe that the essential underpinnings of a U.S. economic recovery are in place. Interest rates remain at a 41-year low. Housing starts and auto sales remain strong. Business inventories have fallen to low levels and industrial orders are showing some signs of recovery. Although unemployment figures may experience continued pressures, at approximately six percent, they still remain at relatively low levels. Two recent events should provide additional underpinnings to the market. First, the U.S. Federal Reserve lowered interest rates an additional 50 points and, second, the Republican party won both houses of Congress. While these two events do not guarantee a better economy, they add to the potential of improving fundamentals in the future due to lower borrowing rates and/or more pro-business legislation (tax incentives).

We recognize that the sustainability of the consumer, potential conflict in the Middle East and trust in corporate America remain among the leading headwinds. However, we believe that as these and other issues that plague the consumer find resolution, a steady rebuilding of confidence will eventually emerge and patience will be rewarded. That said, company managements will continue to communicate a risk-averse stance until a pick-up in demand returns, and we must allow for more earnings difficulties and market volatility. We continue to believe that equities are undervalued and, although history has shown that undervaluation can persist over time, we will be disciplined in using this as an opportunity to structure the Portfolio optimally.

Portfolio Strategy

The Portfolio remains strategically positioned with a balance of cyclical and steady growth stocks. We are looking


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

for opportunities to become somewhat more aggressive and are preparing to adjust our positions when we see evidence of an up-tick in capital spending. We view the odds of a double-dip recession as low, but with an eye towards a more challenging holiday season, we have scaled back our consumer cyclical exposures in retail and finance. Financials remain the Portfolio's largest overweight, but we are watchful for deteriorating credit near-term and rising interest rates longer-term. As caution prevails, it is important to highlight that our holdings exhibit excellent competitive profiles and balance sheet strength--a combination that makes them the most compelling candidates for purchase when funds return to equity markets.

With the 10-year bond yielding approximately 4% and the market's earnings yield offering more than 6%, equities look increasingly attractive on probable risk/reward outcomes over any reasonable time frame. As the market searches for direction and leadership, we remind ourselves that the technology sector may not be the leader out of this downturn, and consequently, we are selectively adding to positions in this sector based on relative price opportunities. We are continuously looking for opportunities to upgrade the quality of the Portfolio as we review our securities, utilizing fully the depth and breadth of our research capabilities. We are confident in our time-tested process, which encourages individual initiative within a team decision-making structure. The markets in general, and large-capitalization stocks in particular, continue to suffer from high volatility and negative returns during the period. These returns are painful. However, we are encouraged by the Portfolio's relative outperformance, as compared to the Russell 1000 Growth Index, over the six-month period, despite this challenging environment for investments.

We currently have the Portfolio structured with a 95% net long position (within an 80% to 120% range). We anticipate staying within this range until we see evidence to the contrary of our "economic recovery" thesis. At the end of October, the gross long portfolio had a weighted average P/E multiple of 17x for 16% projected 2003 earnings growth versus 16x for 8% earnings growth for the S&P 500 Stock Index. We believe the best relative investment opportunity is to stay with our long portfolio positions, which provide strong relative earnings growth--in fact, double the market's growth rate--for a market multiple valuation. Our bottom-up, company specific research process is especially important in today's environment in which disappointing fundamentals are treated harshly by the market.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest in Alliance Select Investor Series Premier Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Alfred Harrison

Alfred Harrison
Senior Vice President

/s/ Michael J. Reilly

Michael J. Reilly
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Alfred Harrison

[PHOTO]   Michael J. Reilly

Alfred Harrison and Michael J. Reilly, Portfolio Managers, have 54 years of combined investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/98* TO 10/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Select Investor Series Premier Portfolio:   $7,243
Russell 1000 Growth Index:                           $7,006

           Alliance Select Investor Series          Russell 1000
                Premier Portfolio                   Growth Index
-------------------------------------------------------------------------------
7/31/98                 9577                             10000
10/31/98                9155                              9888
10/31/99               13622                             13274
10/31/00               13760                             14513
10/31/01                8975                              8715
10/31/02                7247                              7006


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Premier Portfolio Class A shares (from 7/31/98 to 4/30/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Select Investor Series Premier Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Premier Portfolio.

*     Closest month-end after Fund's Class A share inception date of 7/29/98.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

  Alliance Select Investor Series Premier Portfolio--Yearly Periods Ended 10/31

--------------------------------------------------------------------------------
                            Alliance Select Investor Series       Russell 1000
                                 Premier Portfolio                Growth Index
--------------------------------------------------------------------------------
   10/31/98*                             -4.70%                       -1.12%
   10/31/99                              48.79%                       34.25%
   10/31/00                               1.02%                        9.33%
   10/31/01                             -34.77%                      -39.95%
   10/31/02                             -19.04%                      -19.62%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Select Investor Series Premier Portfolio.

* The Portfolio's return for the period ended 10/31/98 is from the Portfolio's inception date of 7/29/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 7/31/98 through 10/31/98.


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES           PORTFOLIO STATISTICS

Class A Shares            Net Assets ($mil): $107.8
7/29/98
Class B Shares
7/29/98
Class C Shares
7/29/98

SECTOR BREAKDOWN

Finance

   7.4% Insurance
   5.7% Mortgage Banking
   1.9% Brokerage & Money Management
  10.9% Miscellaneous

Health Care

  10.2% Medical Services
   4.3% Medical Products
   3.5% Drugs
   2.2% Biotechnology

Consumer Services

  11.7% Retail-General Merchandise
   6.4% Broadcasting & Cable                      [PIE CHART OMITTED]
   1.3% Entertainment & Leisure

Technology

   6.1% Computer Software
   4.6% Communication Equipment
   2.2% Semiconductor Components
   1.5% Computer Hardware/Storage
   0.5% Computer Services
   0.4% Semiconductor Capital Equipment
   0.7% Miscellaneous

Consumer Staples

   3.1% Retail-Food & Drug
   2.6% Household Products
   1.8% Beverages
   1.2% Tobacco
   1.1% Cosmetics

Aerospace & Defense

   1.0% Aerospace

Capital Goods

   0.9% Miscellaneous

   6.8% Short-Term

All data as of October 31, 2002. The Portfolio's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                           ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2002

COUNTRY BREAKDOWN

  96.6% United States                [PIE CHART OMITTED]
   3.4% Finland

All data as of October 31, 2002. The Portfolio's country breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year               -19.04%                   -22.48%
           Since Inception*               -6.35%                    -7.30%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year               -19.62%                   -22.84%
           Since Inception*               -7.03%                    -7.03%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year               -19.62%                   -20.42%
           Since Inception*               -7.03%                    -7.03%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                         Class A         Class B        Class C
--------------------------------------------------------------------------------
                    1 Year               -25.85%         -26.28%        -23.98%
           Since Inception*               -8.87%          -8.62%         -8.62%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes: 7/29/98.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 11

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2002

                                                                      Percent of
Company                                                   Value       Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                          $ 6,586,127           6.1%
--------------------------------------------------------------------------------
Microsoft Corp.                                       6,357,583           5.9
--------------------------------------------------------------------------------
Kohl's Corp.                                          5,470,920           5.1
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                                    5,224,188           4.8
--------------------------------------------------------------------------------
Citigroup, Inc.                                       5,143,440           4.8
--------------------------------------------------------------------------------
American International Group, Inc.                    4,966,470           4.6
--------------------------------------------------------------------------------
Freddie Mac                                           4,125,860           3.8
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              3,847,185           3.6
--------------------------------------------------------------------------------
Pfizer, Inc (a)                                       3,754,893           3.5
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                             3,697,950           3.4
--------------------------------------------------------------------------------
                                                    $49,174,616          45.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002

                                                 -------------------------------
                                                              Shares+
                                                 -------------------------------
Purchases                                        Bought         Holdings 4/30/02
--------------------------------------------------------------------------------
American International Group, Inc.               33,900                  79,400
--------------------------------------------------------------------------------
Avon Products, Inc.                              17,100                  24,600
--------------------------------------------------------------------------------
Citigroup, Inc.                                 139,200                 139,200
--------------------------------------------------------------------------------
Colgate--Palmolive Co.                           20,200                  20,200
--------------------------------------------------------------------------------
Lockheed Martin Corp.                            18,500                  18,500
--------------------------------------------------------------------------------
Pfizer, Inc.                                     79,900                  79,900
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                         31,500                  31,500
--------------------------------------------------------------------------------
The Procter & Gamble Co.                         15,300                  18,700
--------------------------------------------------------------------------------
The Progressive Corp.                            21,200                  21,200
--------------------------------------------------------------------------------
Viacom, Inc. Cl. B                               43,900                 117,108
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 10/31/02
--------------------------------------------------------------------------------
Baxter International, Inc.                       77,900                      -0-
--------------------------------------------------------------------------------
Cardinal Health, Inc.                            40,500                  47,300
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                    65,800                      -0-
--------------------------------------------------------------------------------
Fannie Mae                                       34,800                  30,400
--------------------------------------------------------------------------------
Houshold International, Inc.                     65,800                      -0-
--------------------------------------------------------------------------------
Kohl's Corp.                                     56,400                  93,600
--------------------------------------------------------------------------------
MBNA Corp.                                      119,300                 324,280
--------------------------------------------------------------------------------
Target Corp.                                     72,100                  19,200
--------------------------------------------------------------------------------
The Home Depot, Inc.                             58,700                  97,050
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                         45,400                  42,300
--------------------------------------------------------------------------------

(a)   Adjusted for market value of call options purchased.

+     Adjusted for stock splits.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-90.7%

Finance-25.9%
Brokerage & Money Management-1.9%
Merrill Lynch & Co., Inc. .....................         55,200       $ 2,094,840
                                                                     -----------
Insurance-7.4%
American International Group, Inc. ............         79,400         4,966,470
The Progressive Corp. .........................         21,200         1,166,000
Travelers Property Casualty Corp., Cl. A(a)....        135,314         1,806,442
                                                                     -----------
                                                                       7,938,912
                                                                     -----------
Mortgage Banking-5.7%
Fannie Mae.....................................         30,400         2,032,544
Freddie Mac....................................         67,000         4,125,860
                                                                     -----------
                                                                       6,158,404
                                                                     -----------
Miscellaneous-10.9%
Citigroup, Inc. ...............................        139,200         5,143,440
MBNA Corp. ....................................        324,280         6,586,127
                                                                     -----------
                                                                      11,729,567
                                                                     -----------
                                                                      27,921,723
                                                                     -----------
Consumer Services-19.4%
Broadcasting & Cable-6.4%
Comcast Corp.-Special Cl. A(a).................         72,500         1,668,225
Viacom, Inc. Cl. B(a)..........................        117,108         5,224,188
                                                                     -----------
                                                                       6,892,413
                                                                     -----------
Entertainment & Leisure-1.3%
Harley-Davidson, Inc. .........................         26,600         1,391,180
                                                                     -----------
Retail - General Merchandise-11.7%
Bed Bath & Beyond, Inc.(a).....................         16,700           592,182
Kohl's Corp.(a)................................         93,600         5,470,920
Target Corp. ..................................         19,200           578,304
The Home Depot, Inc. ..........................         97,050         2,802,804
Wal-Mart Stores, Inc. .........................         59,400         3,180,870
                                                                     -----------
                                                                      12,625,080
                                                                     -----------
                                                                      20,908,673
                                                                     -----------
Healthcare-18.1%
Biotechnology-2.2%
Amgen, Inc.(a).................................         50,600         2,355,936
                                                                     -----------
Drugs-2.4%
Pfizer, Inc. ..................................         79,900         2,538,423
                                                                     -----------
Medical Products-3.3%
Johnson & Johnson..............................         25,300         1,486,375
Medtronic, Inc. ...............................         45,900         2,056,320
                                                                     -----------
                                                                       3,542,695
                                                                     -----------


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------
Medical Services-10.2%
Cardinal Health, Inc. .........................         47,300       $ 3,273,633
Tenet Healthcare Corp.(a)......................        111,800         3,214,250
UnitedHealth Group, Inc. ......................         42,300         3,847,185
WellPoint Health Networks, Inc.(a).............          8,900           669,369
                                                                     -----------
                                                                      11,004,437
                                                                     -----------
                                                                      19,441,491
                                                                     -----------
Technology-16.0%
Communication Equipment-4.6%
Cisco Systems, Inc.(a).........................        115,800         1,294,644
Nokia Corp. ADR (Finland)......................        222,500         3,697,950
                                                                     -----------
                                                                       4,992,594
                                                                     -----------
Computer Hardware/Storage-1.5%
Dell Computer Corp.(a).........................         56,100         1,605,021
                                                                     -----------
Computer Services-0.5%
First Data Corp. ..............................         16,900           590,486
                                                                     -----------
Computer Software-6.1%
Microsoft Corp.(a).............................        118,900         6,357,583
VERITAS Software Corp.(a)......................         17,200           262,300
                                                                     -----------
                                                                       6,619,883
                                                                     -----------
Semiconductor Capital Equipment-0.4%
Applied Materials, Inc.(a).....................         25,800           387,774
                                                                     -----------
Semiconductor Components-2.2%
Intel Corp. ...................................         67,500         1,167,750
Maxim Integrated Products, Inc. ...............         21,400           681,376
Texas Instruments, Inc. .......................         29,700           471,042
                                                                     -----------
                                                                       2,320,168
                                                                     -----------
Miscellaneous-0.7%
Nasdaq-100 Index Tracking Stock................         31,500           773,325
                                                                     -----------
                                                                      17,289,251
                                                                     -----------
Consumer Staples-9.8%
Beverages-1.8%
Anheuser-Busch Cos., Inc. .....................         36,400         1,920,464
                                                                     -----------
Cosmetics-1.1%
Avon Products, Inc. ...........................         24,600         1,192,854
                                                                     -----------
Household Products-2.6%
Colgate-Palmolive Co. .........................         20,200         1,110,596
The Procter & Gamble Co. ......................         18,700         1,654,015
                                                                     -----------
                                                                       2,764,611
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------
                                                       Shares,
                                               Contracts(b) or
                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------
Retail - Food & Drug-3.1%
Walgreen Co. ..................................         93,600       $ 3,159,000
Wm. Wrigley Jr. Co. ...........................          4,700           248,019
                                                                     -----------
                                                                       3,407,019
                                                                     -----------
Tobacco-1.2%
Philip Morris Cos., Inc. ......................         31,500         1,283,625
                                                                     -----------
                                                                      10,568,573
                                                                     -----------
Aerospace and Defense-1.0%
Aerospace-1.0%
Lockheed Martin Corp. .........................         18,500         1,071,150
                                                                     -----------
Capital Goods-0.5%
Miscellaneous-0.5%
General Electric Co. ..........................         20,300           512,575
                                                                     -----------
Total Common Stocks
   (cost $90,143,656)..........................                       97,713,436
                                                                     -----------
CALL OPTIONS PURCHASED(a)-2.5%
General Electric Co.
   expiring Jan '03 @ $20......................            782           449,650
Johnson & Johnson
   expiring Jan '03 @ $30......................            372         1,063,920
Pfizer, Inc.
   expiring Jan '03 @ $25......................          1,763         1,216,470
                                                                     -----------
Total Call Options Purchased
   (cost $5,253,499)...........................                        2,730,040
                                                                     -----------
SHORT-TERM INVESTMENTS-6.8%
Commercial Paper-6.8%
General Electric Co.
   1.90%, 11/01/02
   (cost $7,304,000)...........................        $ 7,304         7,304,000
                                                                     -----------
Total Investments-100.0%
   (cost $102,701,155).........................                      107,747,476
Other assets less liabilities-0.0%.............                           34,447
                                                                     -----------
Net Assets-100%................................                     $107,781,923
                                                                    ============

(a)   Non-income producing security.

(b)   One contract relates to 100 shares unless indicated otherwise.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $102,701,155) .....     $ 107,747,476
Cash ........................................................               486
Receivable for investment securities sold ...................         3,448,676
Interest and dividends receivable ...........................            51,403
Receivable from advisor .....................................           234,553
Receivable for capital stock sold ...........................           268,495
Other assets ................................................            10,000
                                                                  -------------
Total assets ................................................       111,761,089
                                                                  -------------
Liabilities
Payable for capital stock redeemed ..........................         1,983,973
Payable for investment securities purchased .................         1,717,069
Distribution fee payable ....................................            72,209
Administrative fee payable ..................................            46,591
Accrued expenses ............................................           159,324
                                                                  -------------
Total liabilities ...........................................         3,979,166
                                                                  -------------
Net Assets ..................................................     $ 107,781,923
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      14,813
Additional paid-in capital ..................................       232,070,077
Accumulated net realized loss on investments and
   foreign currency transactions ............................      (129,349,288)
Net unrealized appreciation of investment transactions ......         5,046,321
                                                                  -------------
                                                                  $ 107,781,923
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($32,324,966/4,342,345 shares of capital stock
   issued and outstanding) ..................................             $7.44
Sales charge--4.25% of public offering price ................               .33
                                                                          -----
Maximum offering price ......................................             $7.77
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($50,730,129/7,039,314 shares of capital stock
   issued and outstanding) ..................................             $7.21
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($24,726,828/3,431,139 shares of capital stock
   issued and outstanding) ..................................             $7.21
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $13,053)....................................    $  887,378
Interest..........................................       261,228
                                                      ----------
                                                                   $  1,148,606
Expenses
Advisory fee......................................     2,075,379
Distribution fee--Class A...............  ........       146,394
Distribution fee--Class B...............  ........       782,620
Distribution fee--Class C...............  ........       453,185
Transfer agency...................................       204,435
Administrative fee................................       140,000
Custodian.........................................        91,098
Audit and legal...................................        72,311
Printing..........................................        67,223
Registration......................................        32,675
Directors' fees...................................        17,865
Dividends on securities sold short................         2,244
Miscellaneous.....................................         8,524
                                                      ----------
Total expenses....................................                    4,093,953
                                                                   ------------
Net investment loss...............................                   (2,945,347)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) from:
   Investments....................................                  (33,240,899)
   Short sales....................................                     (124,202)
   Written options................................                      (22,284)
   Futures contracts..............................                     (297,890)
   Foreign currency transactions..................                        1,103
Net change in unrealized
   appreciation/depreciation of:
   Investments....................................                    5,565,055
   Short sales....................................                     (175,463)
                                                                   ------------
Net loss on investment and foreign currency
   transactions...................................                  (28,294,580)
                                                                   ------------
Net Decrease in Net Assets from
   Operations.....................................                 $(31,239,927)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended      Year Ended
                                                    October 31,     October 31,
                                                       2002           2001
                                                  =============   =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss.....................          $  (2,945,347)  $  (4,150,442)
Net realized loss on investment and
   foreign currency transactions........            (33,684,172)    (90,534,037)
Net change in unrealized
   appreciation/depreciation
   of investment transactions...........              5,389,592     (47,853,102)
                                                  -------------   -------------
Net decrease in net assets from operations          (31,239,927)   (142,537,581)
Distributions to Shareholders from
Net realized gain on investments........                     -0-     (3,381,676)
Capital Stock Transactions
Net decrease............................            (75,227,062)    (37,837,678)
                                                  -------------   -------------
Total decrease..........................           (106,466,989)   (183,756,935)
Net Assets
Beginning of period.....................            214,248,912     398,005,847
                                                  -------------   -------------
End of period...........................          $ 107,781,923   $ 214,248,912
                                                  =============   =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Biotechnology Portfolio, the Technology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

when such prices are believed to reflect the fair market value of such securities. Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes premiums and amortizes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified with the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. The Basic Fee may be increased to as much as 1.40% annualized or decreased to as little as .80% annualized. The fee will equal 1.10% annualized if the performance of Class A shares equals the performance of the Index. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The performance period for each month will be from August 1998 through the current month until the Agreement has been in effect for 36 months. During the year ended October 31, 2002, the effective advisory fee was at the annualized rate of 1.20% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2002, such fees amounted to $140,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $104,439 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $499 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $12,655 from the sale of Class A shares and $4,519, $313,541 and $6,829 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Brokerage commissions paid on investment transactions for the year ended October 31, 2002, amounted to $1,138,972, of which $10,315 was paid to Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,162,242 and $1,288,266 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $300,486,033 and $365,737,802, respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $109,441,322. Accordingly, gross unrealized appreciation of investments was $4,034,840 and gross unrealized depreciation of investments was $5,728,686 resulting in net unrealized depreciation of $1,693,846.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2002, the Fund had no outstanding futures contracts.

2. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the costs basis of the security purchased by the Fund. The risk involved in writing an option is that if the option was exercised the underlying security could then be purchased or sold at a disadvantageous price. Losses from call options written may be unlimited.

Transactions in options written for the year ended October 31, 2002 were as follows:

                                                    Number of
                                                    Contracts         Premiums
                                                    =========       ===========

Options outstanding at beginning of year.........          -0-      $        -0-
Options written..................................       4,355         1,881,122
Options terminated in closing purchase
   transactions..................................      (4,170)       (1,753,428)
Options expired..................................        (185)         (127,694)
                                                     --------       -----------
Options outstanding at October 31, 2002..........          -0-      $        -0-
                                                     --------       -----------


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

                                                      2002               2001
                                                   ==========         ==========
Distributions paid from:
   Net long-term capital gains .............       $       -0-        $3,381,676
                                                   ----------         ----------
Total distributions paid ...................       $       -0-        $3,381,676
                                                   ----------         ----------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................         $(122,609,121)(a)
Unrealized depreciation ..............................            (1,693,846)(b)
                                                               -------------
Total accumulated earnings/(deficit) .................         $(124,302,967)
                                                               =============

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $122,609,121 of which $87,448,260 expires in the year 2009 and $35,160,861 expires in the year 2010.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and losses on options.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     -------------------------      ----------------------------
                            Shares                             Amount
                     -------------------------      ----------------------------
                      Year Ended    Year Ended       Year Ended      Year Ended
                     October 31,   October 31,      October 31,     October 31,
                            2002          2001             2002            2001
                     ----------------------------------------------------------
Class A
Shares sold ......    17,863,522     6,602,499    $ 148,196,218    $ 74,481,657
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions ..            -0-       55,124               -0-        738,107
--------------------------------------------------------------------------------
Shares converted
  from Class B ...        87,087            -0-         785,323              -0-
--------------------------------------------------------------------------------
Shares redeemed ..   (19,939,455)   (8,646,411)    (166,277,773)    (95,242,525)
--------------------------------------------------------------------------------
Net decrease .....    (1,988,846)   (1,988,788)   $ (17,296,232)   $(20,022,761)
================================================================================
Class B
Shares sold ......       962,283     3,634,133    $   8,785,332    $ 43,973,148
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions ..            -0-       71,015               -0-        933,137
--------------------------------------------------------------------------------
Shares converted
  to Class A .....       (89,574)           -0-        (785,323)             -0-
--------------------------------------------------------------------------------
Shares redeemed ..    (4,590,599)   (5,438,187)     (39,147,896)    (57,844,555)
--------------------------------------------------------------------------------
Net decrease .....    (3,717,890)   (1,733,039)   $ (31,147,887)    (12,938,270)
================================================================================
Class C
Shares sold ......       922,092     3,583,161    $   8,687,711    $ 43,490,522
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions ..            -0-       41,510               -0-        545,437
--------------------------------------------------------------------------------
Shares redeemed ..    (4,123,291)   (4,538,246)     (35,470,654)    (48,912,606)
--------------------------------------------------------------------------------
Net decrease .....    (3,201,199)     (913,575)   $ (26,782,943)   $ (4,876,647)
================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------------------------------------
                                                                        Class A
                                         ---------------------------------------------------------------------
                                                                                                     July 29,
                                                                                                   1998(a) to
                                                           Year Ended October 31,                  October 31,
                                         -------------------------------------------------------   -----------
                                                   2002           2001         2000         1999          1998
                                         ---------------------------------------------------------------------
Net asset value,
  beginning of period ..........                $  9.19        $ 14.21     $  14.18      $  9.53       $ 10.00
                                         ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) .........                   (.11)          (.09)        (.20)        (.22)         (.03)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .................                  (1.64)         (4.81)         .35         4.87          (.44)
                                         ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................                  (1.75)         (4.90)         .15         4.65          (.47)
                                         ---------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............                     -0-          (.12)        (.12)          -0-           -0-
                                         ---------------------------------------------------------------------
Net asset value,
  end of period ................                $  7.44          $9.19       $14.21       $14.18         $9.53
                                         =====================================================================
Total Return
Total investment return based
  on net asset value(c) ........                 (19.04)%       (34.77)%       1.02%       48.79%        (4.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............                $32,325        $58,209     $118,233      $84,657       $25,835
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements .............                   1.86%          1.93%        1.69%        2.18%         2.50%(d)
  Expenses, before waivers/
    reimbursements .............                   1.86%          1.93%        1.69%        2.20%         2.70%(d)
  Expenses, before waivers/
    reimbursements,
    excluding interest
    expense on short
    sales ......................                   1.86%          1.93%        1.69%        2.20%         2.70%(d)
  Net investment loss,
    net of waivers/
    reimbursements .............                  (1.19)%         (.82)%      (1.24)%      (1.70)%       (1.19)%(d)
Portfolio turnover rate ........                    198%           345%         174%          87%           29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------------------------------------
                                                                        Class B
                                         ---------------------------------------------------------------------
                                                                                                     July 29,
                                                                                                   1998(a) to
                                                           Year Ended October 31,                  October 31,
                                         -------------------------------------------------------   -----------
                                                   2002           2001         2000         1999          1998
                                         ---------------------------------------------------------------------
Net asset value,
  beginning of period ...............           $ 8.97         $ 13.96     $  14.03      $  9.49       $ 10.00
                                         ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ..............             (.17)           (.17)        (.30)        (.30)         (.04)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ......................            (1.59)          (4.70)         .35         4.84          (.47)
                                         ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................            (1.76)          (4.87)         .05         4.54          (.51)
                                         ---------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ....................               -0-           (.12)        (.12)          -0-           -0-
                                         ---------------------------------------------------------------------
Net asset value,
  end of period .....................            $7.21           $8.97       $13.96       $14.03         $9.49
                                         =====================================================================
Total Return
Total investment return based
  on net asset value(c)  ............           (19.62)%        (35.18)%        .31%       47.84%        (5.10)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................          $50,730         $96,527     $174,402     $115,624       $38,887
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements ..................             2.57%           2.64%        2.40%        2.87%         3.20%(d)
  Expenses, before waivers/
    reimbursements ..................             2.57%           2.64%        2.40%        2.89%         3.39%(d)
  Expenses, before waivers/
    reimbursements,
    excluding interest
    expense on short sales ..........             2.57%           2.64%        2.39%        2.89%         3.39%(d)
Net investment loss,
    net of waivers/
    reimbursements ..................            (1.90)%         (1.54)%      (1.95)%      (2.40)%       (1.87)%(d)
Portfolio turnover rate .............              198%            345%         174%          87%           29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------------------------------------
                                                                        Class C
                                         ---------------------------------------------------------------------
                                                                                                     July 29,
                                                                                                   1998(a) to
                                                           Year Ended October 31,                  October 31,
                                         -------------------------------------------------------   -----------
                                                   2002           2001         2000         1999          1998
                                         ---------------------------------------------------------------------
Net asset value,
  beginning of period ................          $  8.97        $ 13.96     $  14.03      $  9.50       $ 10.00
                                         ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) ...............             (.17)          (.17)        (.31)        (.30)         (.04)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................            (1.59)         (4.70)         .36         4.83          (.46)
                                         ---------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ....................            (1.76)         (4.87)         .05         4.53          (.50)
                                         ---------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .....................               -0-          (.12)        (.12)          -0-           -0-
                                         ---------------------------------------------------------------------
Net asset value,
  end of period ......................            $7.21          $8.97       $13.96       $14.03         $9.50
                                         =====================================================================
Total Return
Total investment return based
  on net asset value(c) ..............           (19.62)%       (35.18)%        .31%       47.68%        (5.00)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ....................          $24,727        $59,513     $105,370      $61,517       $20,904
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements ...................             2.59%          2.63%        2.39%        2.87%         3.20%(d)
  Expenses, before waivers/
    reimbursements ...................             2.59%          2.63%        2.39%        2.89%         3.39%(d)
  Expenses, before waivers/
    reimbursements,
    excluding interest
    expense on short sales ...........             2.59%          2.63%        2.39%        2.89%         3.39%(d)
  Net investment loss,
    net of waivers/
    reimbursements ...................            (1.93)%        (1.54)%      (1.95)%      (2.40)%       (1.85)%(d)
Portfolio turnover rate ..............              198%           345%         174%          87%           29%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 29

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance
Select Investor Series, Inc. Premier Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Premier Portfolio (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 13, 2002


--------------------------------------------------------------------------------
30 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
32 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred L. Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND                      OTHER
NAME, AGE OF DIRECTOR                             PRINCIPAL                                 COMPLEX                  DIRECTORSHIPS
      ADDRESS                                    OCCUPATION(S)                            OVERSEEN BY                   HELD BY
(YEARS OF SERVICE*)                          DURING PAST 5 YEARS                            DIRECTOR                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57            President, Chief Operating Officer and a                    114                       None
1345 Avenue of the Americas      Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(4)                              been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 72                Formerly an Executive Vice President and                     93                       None
P.O. Box 4623                    Chief Insurance Officer of The
Stamford, CT 06903               Equitable Life Assurance Society of the
(4)                              United States; Chairman and Chief
                                 Executive Officer of Evlico. Formerly a
                                 Director of Avon, BP Amoco Corporation,
                                 Ecolab, Inc., Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler,#+, 73          Independent Consultant. Until December                       98                       None
P.O. Box 167,                    1994, Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(4)                              Prior to joining ACMC in 1984, Chief
                                 Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that,
                                 Senior Manager at Price Waterhouse & Co.
                                 Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin,#+, 60            Consultant. Formerly a Senior Advisor                        94                       None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              (December 1989 - May 1999) of Historic
(4)                              Hudson Valley (historic preservation).
                                 Previously, Director of the National Academy
                                 of Design and during 1988-92, Director and
                                 Chairman of the Audit Committee of ACMC.

William H. Foulk, Jr.,#+, 70     Investment Adviser and Independent                          110                       None
2 Soundview Drive                Consultant. Formerly Senior Manager of
Suite 100                        Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(4)                              associated since prior to 1997. Former
                                 Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief
                                 Investment Officer of the New York
                                 Bank for Savings.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                                               IN FUND                                     OTHER
NAME, AGE OF DIRECTOR                         PRINCIPAL                                   COMPLEX                  DIRECTORSHIPS
      ADDRESS                                OCCUPATION(S)                               OVERSEEN BY                 HELD BY
(YEARS OF SERVICE*)                      DURING PAST 5 YEARS                              DIRECTOR                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel,#+, 63        Senior Counsel of the law firm of Cahill                     93                   Placer Dome
15 St. Bernard's Road            Gordon & Reindel, since February 2001                                                 Inc.
Gladstone, NJ 07934              and a partner of that firm for more than
(4)                              25 years prior thereto. President
                                 and Chief Executive Officer and Director
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome Inc. (mining).

Donald J. Robinson,#+, 68        Senior Counsel of the law firm of Orrick,                    92                       None
98 Hell's Peak Road              Herrington & Sutcliffe LLP since prior
Weston, VT 05161                 to 1997. Formerly a senior partner and a
(4)                              member of the Executive Committee of
                                 that firm. Formerly a member and Chairman
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                    Position(s)              Principal Occupation
Name, Address* and Age            Held with Fund             During Past 5 Years**
------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman & President         See biography above.

Alfred L. Harrison, 65          Senior Vice President        Vice Chairman of Alliance Capital
                                                             Management Corporation ("ACMC"),
                                                             with which he has been associated since
                                                             prior to 1997.

Thomas J. Bardong, 57           Vice President               Senior Vice President of ACMC, with
                                                             which he has been associated since
                                                             prior to 1997.

John A. Koltes, 60              Vice President               Senior Vice President of ACMC, with
                                                             which he has been associated with since
                                                             prior to 1997.

Daniel Nordby, 58               Vice President               Senior Vice President of ACMC, with
                                                             which he has been associated since prior
                                                             to 1997.

Michael J. Reilly, 38           Vice President               Senior Vice President of ACMC, with
                                                             which he has been associated since prior
                                                             to 1997.

Edmund P. Bergan, Jr., 52       Secretary                    Senior Vice President and the General
                                                             Counsel of Alliance Fund Distributors,
                                                             Inc. ("AFD") and Alliance Global
                                                             Investor Services, Inc. ("AGIS"), with
                                                             which he has been associated since prior
                                                             to 1997.

Mark D. Gersten, 52              Treasurer and Chief         Senior Vice President of AGIS, with
                                 Financial Officer           which he has been associated since prior
                                                             to 1997.

Vincent S. Noto, 38              Controller                  Vice President of AGIS, with which he has
                                                             been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD and AGIS are affiliates of the Fund. The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
38 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                          ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO o 39

NOTES


--------------------------------------------------------------------------------
40 o ALLIANCE SELECT INVESTOR SERIES PREMIER PORTFOLIO

Alliance Select Investor Series Premier Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SISPPAR1002